Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

    THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated and effective as of May 6, 2021 (this “Amendment”), is among THE ANDERSONS, INC., an Ohio corporation (the “Borrower”), U.S. BANK NATIONAL ASSOCIATION, in its capacity as the administrative agent (in such capacity, the “Administrative Agent”), each of the Guarantors party hereto and each of the Lenders party hereto.

Recitals:

A.The Borrower, the lenders party thereto (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021 ("Amendment No. 2"), and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Existing Credit Agreement, as modified by the terms hereof (the “Credit Agreement”).
B.The Guarantors and the Administrative Agent have entered into that certain Guaranty dated as of January 11, 2019 (the “Guaranty”).
C.The Borrower has advised the Administrative Agent and the Lenders that it desires to add an additional tranche of Term Loans pursuant to Section 2.25 of the Existing Credit Agreement and, as a result thereof, amend the Existing Credit Agreement as set forth below.
D.Subject to the terms and conditions set forth below, the Administrative Agent and the Lenders party hereto have agreed to so amend the Existing Credit Agreement.
    In furtherance of the foregoing, the parties agree as follows:

    Section 1.    Amendments to Existing Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, the Existing Credit Agreement is hereby amended by amending the provisions of the Existing Credit Agreement that were amended by Amendment No. 2, applied mutatis mutandis with respect to the Q2 2021 Term Loans (as defined below) as needed to give effect to the following. This Amendment constitutes an Incremental Term Loan Amendment.

The Borrower has requested Incremental Term Loans in an aggregate principal amount of up to $400,000,000 (such Incremental Term Loans, the “Q2 2021 Term Loans”). Q2 2021 Term Loans will be extended during the period beginning on the date hereof and ending on June 1, 2021 (the “Q2 2021 Extension Period”). A Lender that agrees to extend a Q2 2021 Term Loan (each, a “Q2 2021 Lender”) will evidence its Commitment in respect thereof by executing its signature page hereto, which signature page will include the amount of such Commitment. A Q2 2021 Lender also may execute a supplement hereto in the form of Exhibit A to this Amendment (each a “Q2 2021 Term Loan Supplement”), which supplement will evidence such Q2 2021 Lender’s Commitment to extend a Q2 2021 Term Loan, the amount of such Commitment, and the date on which such Q2 2021 Term Loan will be extended. No Q2 2021 Term Loans shall be extended after the Q2 2021 Extension Period expires. Any Note evidencing a Q2 2021 Term Loan shall be in form and substance similar to Exhibit D-6 to the Credit Agreement. All

Q2 2021 Term Loans will have a scheduled maturity date of March 31, 2022. All such Q2 2021 Term Loans shall be repaid in their entirety no later than such date. There shall be no scheduled principal payments in respect of Q2 2021 Term Loans prior to the scheduled maturity date therefor. Interest shall accrue and be paid in respect of Q2 2021 Term Loans as it accrues and is paid in respect of the Incremental 2021 Term Loans (including the Applicable Margin in respect thereof). The Borrower may prepay the Q2 2021 Term Loans, in whole or in part, without penalty or premium prior to such date. Schedule 1 to the Credit Agreement (the Schedule of Commitments) is hereby modified to include the Commitments in respect of Q2 2021 Term Loans. No Increasing Lender Supplement shall be required to be delivered in connection with a Q2 2021 Term Loan. The Q2 2021 Term Loans shall not reduce the $500,000,000 basket for Incremental Term Loans or increases in Five-Year Revolving Commitments set forth in Section 2.25 of the Credit Agreement. The Q2 2021 Term Loans, subject to the foregoing, shall be governed by and subject to the Credit Agreement to the same extent other Term Loans are governed thereby and subject thereto. The CUSIP Number for the Q2 2021 Term Loans is 03416EAN1. Each Q2 2021 Lender shall receive an upfront fee (the “Upfront Fee”) equal to 0.10% multiplied by its Commitment in respect of Q2 2021 Term Loans, with such Upfront Fee being paid on the day such Q2 2021 Term Loans are made by such Lender. Each Q2 2021 Term Loan Supplement to this Amendment shall be governed by this Amendment and the Credit Agreement.

Section 2.    Conditions Precedent. The effectiveness of this Amendment and the amendments and other agreements contemplated hereby is subject to the satisfaction of the following conditions precedent:

(a)     Documentation. The Administrative Agent shall have received each of the following (each in form and substance satisfactory to it):
(i)    this Amendment, duly executed and delivered by the Borrower, the Guarantors, the Administrative Agent, the Q2 2021 Lenders agreeing to provide Q2 2021 Term Loans on the date hereof, and those Lenders otherwise required to approve the terms of the Amendment;
(ii)    a Note for each Q2 2021 Lender requesting the same, duly executed and delivered by the Borrower;
(iii)    such documents and certificates relating to the organization, existence and good standing of the Borrower and the authorization of the transactions contemplated by this Amendment (including, without limitation, evidence that all of the Q2 2021 Term Loans may be incurred by the Borrower);
(iv)    a certificate of the Borrower certifying as to (A) the matters set forth in Section 3(a) below as of the date hereof and (B) the compliance by the Borrower with the covenants contained in Section 6.4 of the Credit Agreement (on a pro forma basis reasonably acceptable to the Administrative Agent after giving effect to this Amendment and the incurrence of all of the possible Q2 2021 Term Loans contemplated hereby), duly executed and delivered by the Borrower;
(v)    a written opinion of the Borrower’s counsel, addressed to the Administrative Agent and the Lenders, in respect of such matters related to this Amendment as the Administrative Agent shall request (including, without limitation, the coverage of all Q2 2021 Term Loans incurred by the Borrower); and
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(vi)    a borrowing notice (in the form requested by the Administrative Agent) with respect to the Q2 2021 Term Loans, duly executed and delivered by the Borrower.
(b)    Fees and Expenses. The Borrower shall have paid all fees payable to each of the Administrative Agent and the other Lenders party hereto pursuant to the terms hereof and the fee letter among the Borrower, U.S. Bank and Farm Credit Mid-America, PCA delivered in connection herewith, in each case to the extent due and payable on the date hereof. In addition, the Borrower shall have paid all fees and expenses of the Administrative Agent required to be reimbursed in connection herewith pursuant to the Credit Agreement.

Section 3.    Representations and Warranties.

(a)    In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders party hereto as follows:

    (i)    The representations and warranties contained in Article V of the Credit Agreement are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all respects on and as of such earlier date and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects on and as of such earlier date.

(ii)    There exists no Default or Event of Default, nor would a Default or Event of Default result from this Amendment or the incurrence of any Indebtedness in connection herewith.

(b)    In order to induce the Administrative Agent and the Lenders party hereto to enter into this Amendment, each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders party hereto that this Amendment has been duly authorized, executed and delivered by it and sets forth the legal, valid and binding obligations of the Borrower or such Guarantor, respectively, and is enforceable against the Borrower and such Guarantor, respectively, in accordance with its terms.

Section 4.    Miscellaneous.

    (a)    Ratification and Confirmation of Loan Documents. Each of the Borrower and each Guarantor hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation, with respect to each Guarantor, the continuation of its payment and performance obligations under the Guaranty), in each case after giving effect to the amendments and other agreements contemplated hereby.

    (b)    Fees and Expenses. Without limiting the generality of Section 2(b) above or the fee letter delivered together herewith, the Borrower shall pay all reasonable out-of-pocket expenses of the
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Administrative Agent in connection with the preparation, negotiation, execution, and delivery of this Amendment and any other documents prepared in connection herewith, including, without limitation, the reasonable out-of-pocket fees, disbursements and charges of outside counsel for the Administrative Agent.

    (c)    Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

    (d)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (but giving effect to federal laws applicable to national banks), and shall be further subject to the provisions of Sections 15.2 and 15.3 of the Credit Agreement.

    (e)    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or electronic transmission (including .pdf file) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import herein shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the E-SIGN Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act (UETA). Each party hereto may rely on any such electronic signatures without further inquiry.

    (f)    Entire Agreement. This Amendment and the other Loan Documents (collectively, the “Relevant Documents”) set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise except in writing in accordance with Section 8.3 of the Credit Agreement.

    (g)    Severability of Provisions. Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

(h)    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns (subject to Article XII of the Credit Agreement).

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[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

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    The following parties have caused this Amendment to be executed as of the date first written above.

                    BORROWER:

THE ANDERSONS, INC.

By:
Name:
Title:

GUARANTORS:

THE ANDERSONS EXECUTIVE SERVICES LLC

By:
Name:
Title:

THE ANDERSONS PLANT NUTRIENT LLC

By:
Name:
Title:

TITAN LANSING, LLC

By:
Name:
Title:

LANSING TRADE GROUP, LLC

By:
Name:
Title:

PLANT NUTRIENT OPERATIONS LLC

By:
Name:
Title:

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

THE ANDERSONS RAILCAR COMPANY LLC

By: ______________________________________
Name:
Title:

THE ANDERSONS RAILCAR LEASING COMPANY LLC

By: ______________________________________
Name:
Title:

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

U.S. BANK NATIONAL ASSOCIATION,
as LC Issuer and as Administrative Agent

By: _________________________ Name: Title:

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

U.S BANK NATIONAL ASSOCIATION, as a Q2 2021 Lender By: _________________________ Name: Title:

Amount of Commitment in respect of Q2 2021 Term Loans: $25,000,000

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

FARM CREDIT MID-AMERICA, PCA, as a Q2 2021 Lender By: _________________________ Name: Title:

Amount of Commitment in respect of Q2 2021 Term Loans: $125,000,000

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

BANK OF THE WEST, as a Q2 2021 Lender By: _________________________ Name: Title:

Amount of Commitment in respect of Q2 2021 Term Loans: $25,000,000

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

BANK OF MONTREAL, as a Q2 2021 Lender By: _________________________ Name: Title:

Amount of Commitment in respect of Q2 2021 Term Loans: $25,000,000

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

BANK OF AMERICA, N.A., as a Q2 2021 Lender By: _________________________ Name: Title:

Amount of Commitment in respect of Q2 2021 Term Loans: $25,000,000

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Q2 2021 Lender By: _________________________ Name: Title:

Amount of Commitment in respect of Q2 2021 Term Loans: $25,000,000

Signature Page to Amendment No. 3
The Andersons Credit Agreement (2021)

EXHIBIT A

Form of Q2 2021 Term Loan Supplement

Q2 2021 TERM LOAN SUPPLEMENT

dated as of May [__], 2021

Reference is made to the Credit Agreement, dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021, Amendment No. 3, dated as of May 6, 2021 (“Amendment No. 3”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The Borrower has requested that the undersigned Lender act as a Q2 2021 Lender. By its execution hereof, the undersigned Lender so agrees to act as a Q2 2021 Lender. The Commitment of such Q2 2021 Lender in respect of Q2 2021 Term Loans equals $[______________]. Such Q2 2021 Lender shall extend its Q2 2021 Term Loans on the date hereof. The Borrower hereby remakes, certifies and confirms, as of the date hereof, the representations and warranties set forth in Section 3 of Amendment No. 3. In addition, the undersigned agree that this Q2 2021 Term Loan Supplement shall be governed by the miscellaneous provisions set forth in Section 4 of Amendment No. 3, which are incorporated herein by reference. The Borrower confirms that the ratification made by the Borrower and the Guarantors in such Section 4 remains in full force and effect.

The remainder of this page intentionally is blank.

_______________________, as a Q2 2021 Lender

(Print name above)

By: ____________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Agreed and acknowledged

THE ANDERSONS, INC.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and LC Issuer

By: ________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Q2 2021 TERM LOAN SUPPLEMENT
(TRUIST BANK)

dated as of May 11, 2021

Reference is made to the Credit Agreement, dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021, Amendment No. 3, dated as of May 6, 2021 (“Amendment No. 3”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The Borrower has requested that the undersigned Lender act as a Q2 2021 Lender. By its execution hereof, the undersigned Lender so agrees to act as a Q2 2021 Lender. The Commitment of such Q2 2021 Lender in respect of Q2 2021 Term Loans equals $50,000,000. Such Q2 2021 Lender shall extend its Q2 2021 Term Loans on the date hereof. The Borrower hereby remakes, certifies and confirms, as of the date hereof, the representations and warranties set forth in Section 3 of Amendment No. 3. In addition, the undersigned agree that this Q2 2021 Term Loan Supplement shall be governed by the miscellaneous provisions set forth in Section 4 of Amendment No. 3, which are incorporated herein by reference. The Borrower confirms that the ratification made by the Borrower and the Guarantors in such Section 4 remains in full force and effect.

The remainder of this page intentionally is blank.

Signature Page to Q2 2021 Term Loan Supplement

_______________________, as a Q2 2021 Lender

(Print name above)

By: ____________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Agreed and acknowledged

THE ANDERSONS, INC.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and LC Issuer

By: ________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Q2 2021 TERM LOAN SUPPLEMENT
(JPMORGAN)

dated as of May 11, 2021

Reference is made to the Credit Agreement, dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021, Amendment No. 3, dated as of May 6, 2021 (“Amendment No. 3”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The Borrower has requested that the undersigned Lender act as a Q2 2021 Lender. By its execution hereof, the undersigned Lender so agrees to act as a Q2 2021 Lender. The Commitment of such Q2 2021 Lender in respect of Q2 2021 Term Loans equals $15,000,000. Such Q2 2021 Lender shall extend its Q2 2021 Term Loans on the date hereof. The Borrower hereby remakes, certifies and confirms, as of the date hereof, the representations and warranties set forth in Section 3 of Amendment No. 3. In addition, the undersigned agree that this Q2 2021 Term Loan Supplement shall be governed by the miscellaneous provisions set forth in Section 4 of Amendment No. 3, which are incorporated herein by reference. The Borrower confirms that the ratification made by the Borrower and the Guarantors in such Section 4 remains in full force and effect.

The remainder of this page intentionally is blank.

Signature Page to Q2 2021 Term Loan Supplement

_______________________, as a Q2 2021 Lender

(Print name above)

By: ____________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Agreed and acknowledged

THE ANDERSONS, INC.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and LC Issuer

By: ________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Q2 2021 TERM LOAN SUPPLEMENT
(PNC)

dated as of May 11, 2021

Reference is made to the Credit Agreement, dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021, Amendment No. 3, dated as of May 6, 2021 (“Amendment No. 3”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The Borrower has requested that the undersigned Lender act as a Q2 2021 Lender. By its execution hereof, the undersigned Lender so agrees to act as a Q2 2021 Lender. The Commitment of such Q2 2021 Lender in respect of Q2 2021 Term Loans equals $15,000,000. Such Q2 2021 Lender shall extend its Q2 2021 Term Loans on the date hereof. The Borrower hereby remakes, certifies and confirms, as of the date hereof, the representations and warranties set forth in Section 3 of Amendment No. 3. In addition, the undersigned agree that this Q2 2021 Term Loan Supplement shall be governed by the miscellaneous provisions set forth in Section 4 of Amendment No. 3, which are incorporated herein by reference. The Borrower confirms that the ratification made by the Borrower and the Guarantors in such Section 4 remains in full force and effect.

The remainder of this page intentionally is blank.

Signature Page to Q2 2021 Term Loan Supplement

_______________________, as a Q2 2021 Lender

(Print name above)

By: ____________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Agreed and acknowledged

THE ANDERSONS, INC.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and LC Issuer

By: ________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Q2 2021 TERM LOAN SUPPLEMENT
(CITIBANK, N.A.)

dated as of May 11, 2021

Reference is made to the Credit Agreement, dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021, Amendment No. 3, dated as of May 6, 2021 (“Amendment No. 3”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The Borrower has requested that the undersigned Lender act as a Q2 2021 Lender. By its execution hereof, the undersigned Lender so agrees to act as a Q2 2021 Lender. The Commitment of such Q2 2021 Lender in respect of Q2 2021 Term Loans equals $15,000,000. Such Q2 2021 Lender shall extend its Q2 2021 Term Loans on the date hereof. The Borrower hereby remakes, certifies and confirms, as of the date hereof, the representations and warranties set forth in Section 3 of Amendment No. 3. In addition, the undersigned agree that this Q2 2021 Term Loan Supplement shall be governed by the miscellaneous provisions set forth in Section 4 of Amendment No. 3, which are incorporated herein by reference. The Borrower confirms that the ratification made by the Borrower and the Guarantors in such Section 4 remains in full force and effect.

The remainder of this page intentionally is blank.

Signature Page to Q2 2021 Term Loan Supplement

_______________________, as a Q2 2021 Lender

(Print name above)

By: ____________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Agreed and acknowledged

THE ANDERSONS, INC.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and LC Issuer

By: ________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Q2 2021 TERM LOAN SUPPLEMENT
(FIRST NATIONAL BANK OF OMAHA)

dated as of May 11, 2021

Reference is made to the Credit Agreement, dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021, Amendment No. 3, dated as of May 6, 2021 (“Amendment No. 3”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The Borrower has requested that the undersigned Lender act as a Q2 2021 Lender. By its execution hereof, the undersigned Lender so agrees to act as a Q2 2021 Lender. The Commitment of such Q2 2021 Lender in respect of Q2 2021 Term Loans equals $10,000,000. Such Q2 2021 Lender shall extend its Q2 2021 Term Loans on the date hereof. The Borrower hereby remakes, certifies and confirms, as of the date hereof, the representations and warranties set forth in Section 3 of Amendment No. 3. In addition, the undersigned agree that this Q2 2021 Term Loan Supplement shall be governed by the miscellaneous provisions set forth in Section 4 of Amendment No. 3, which are incorporated herein by reference. The Borrower confirms that the ratification made by the Borrower and the Guarantors in such Section 4 remains in full force and effect.

The remainder of this page intentionally is blank.

Signature Page to Q2 2021 Term Loan Supplement

_______________________, as a Q2 2021 Lender

(Print name above)

By: ____________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Agreed and acknowledged

THE ANDERSONS, INC.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and LC Issuer

By: ________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Q2 2021 TERM LOAN SUPPLEMENT
(BANK OF NOVA SCOTIA)

dated as of May 11, 2021

Reference is made to the Credit Agreement, dated as of January 11, 2019 (as amended by Amendment No. 1 to Credit Agreement, dated as of October 23, 2020, Amendment No. 2 to Credit Agreement, dated as of February 4, 2021, Amendment No. 3, dated as of May 6, 2021 (“Amendment No. 3”), and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

The Borrower has requested that the undersigned Lender act as a Q2 2021 Lender. By its execution hereof, the undersigned Lender so agrees to act as a Q2 2021 Lender. The Commitment of such Q2 2021 Lender in respect of Q2 2021 Term Loans equals $3,250,000. Such Q2 2021 Lender shall extend its Q2 2021 Term Loans on the date hereof. The Borrower hereby remakes, certifies and confirms, as of the date hereof, the representations and warranties set forth in Section 3 of Amendment No. 3. In addition, the undersigned agree that this Q2 2021 Term Loan Supplement shall be governed by the miscellaneous provisions set forth in Section 4 of Amendment No. 3, which are incorporated herein by reference. The Borrower confirms that the ratification made by the Borrower and the Guarantors in such Section 4 remains in full force and effect.

The remainder of this page intentionally is blank.

Signature Page to Q2 2021 Term Loan Supplement

_______________________, as a Q2 2021 Lender

(Print name above)

By: ____________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement

Agreed and acknowledged

THE ANDERSONS, INC.

By: ________________________
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and LC Issuer

By: ________________________
Name:
Title:

Signature Page to Q2 2021 Term Loan Supplement